Exhibit 31.1

CERTIFICATION PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, John Waldstein, President, Chief Executive Officer, Chief Financial Officer and Treasurer of International Electronics, Inc. (the “Registrant”), certify that:

1.	I have reviewed this annual report on Form 10-KSB for the year ended August 31, 2004 of International Electronics, Inc. (“Annual Report”);

2.	Based on my knowledge, this Annual Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Annual Report;

3.	Based on my knowledge, the financial statements, and other financial information included in this Annual Report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the years presented in this Annual Report;

4.	I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15e and 15d-15e) for the Registrant and I have:

(i)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this Annual Report is being prepared;

(ii)	[Paragraph omitted pursuant to SEC Release Nos. 33-8238 and 34-47986];

(iii)	Evaluated the effectiveness of the Registrant’s disclosure controls and procedures, and presented in this Annual Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this Annual Report based on such evaluation; and

(iv)	Disclosed in this Annual Report any change in the Registrant’s internal control over financial reporting, that occurred during the Registrant’s most recent fiscal quarter (the Registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

5.	I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Registrant’s auditors and the audit committee of Registrant’s board of directors:

(i)	All significant deficiencies in the design or operation of internal control over financial reporting, which are reasonably likely to adversely affect the Registrant’s ability to record, process, summarize and report information; and

(ii)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant’s internal controls over financial reporting.

/s/ John Waldstein
John Waldstein
President, Chief Executive Officer, Chief Financial Officer and Treasurer

Dated: November 22, 2004